                                 Exhibit 10.2


                       RESTRICTED STOCK BONUS AGREEMENT


          THIS RESTRICTED STOCK BONUS AGREEMENT (this "Agreement") is made as of the 17th day of April, 2001, by and between TenFold Corporation, a Delaware corporation (the "Company"), and Nancy M. Harvey ("Employee").

                                  WITNESSETH:

          WHEREAS, the Company has adopted the TenFold Corporation 1993 Flexible Stock Incentive Plan, as amended (the "Plan"), which Plan is hereby incorporated in this Agreement by reference and made a part of it;

          WHEREAS, the Company regards Employee as a valuable contributor to the Company, and has determined that it would be in the interest of the Company and its shareholders to sell or grant the stock provided for in this Agreement to the Employee as an incentive for continued service with the Company and increased achievements in the future by Employee;

          WHEREAS, the Company and Employee enter into this Agreement pursuant to that certain Employment Agreement between the Company and Employee that was executed before the execution of this Agreement and made effective January 11, 2001, (the "Employment Agreement"), which Employment Agreement is hereby incorporated in this Agreement by reference and made a part of it; and

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1. Definitions. Unless otherwise defined herein, the defined terms used herein shall have the meanings set forth in the Employment Agreement.

          2. Sale and Issuance of Common Stock. In consideration of the mutual covenants set forth in the Employment Agreement, the Company issued to Employee Eight Hundred Thousand (800,000) shares of the Company's common stock (the "Stock"), par value of $0.001 per share, contemporaneous with the execution of the Employment Agreement. Employee has provided services in consideration for the Stock issued under the Employment Agreement and shall have no obligation to pay money in consideration of the issuance of Stock.

          All shares of Stock shall be issued pursuant to the Plan and shall be deemed issued to Employee as fully paid and nonassessable shares. Employee shall have all rights of a shareholder with respect thereto, including the right to vote, receive dividends (including stock dividends), participate in stock splits or other recapitalizations, and exchange such shares in a merger, consolidation or other reorganization. The term "Stock" also refers to the purchased Stock and all securities received in replacement of the Stock, as a stock dividend or as a result of any stock split, recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Employee is entitled by reason of Employee's ownership of the Stock.

     3. Loan and Withholdings. If Employee files an election under Internal Revenue Code (S)83(b) (an "83(b) Election") with respect to the transfer of the Stock hereunder, the Company agrees to loan Employee an amount of money equal to 50% of the amount of compensation income recognized by Employee on account of such 83(b) Election on the terms and conditions provided in Section 4(b) of the Employment Agreement; provided, however, that an appropriate amount of the proceeds of such loan shall be retained by the Company in order to satisfy applicable minimum federal, state and local tax withholding requirements and social security tax withholding requirements associated with the transfer of the Stock, with the balance promptly paid over to Employee. Employee shall provide the Company with a copy of any timely 83(b) Election, a form of which is set forth as Exhibit A hereto.
         ---------

     4. Promissory Note. Employee agrees to deliver a promissory note and security pledge agreement evidencing the loan described above in Section 3 of this Agreement in substantially the form of Exhibit B attached hereto (the
                                            ---------
"Promissory Note"). Employee agrees to pledge all of the Stock as security for the full and timely payment of Promissory Note.

     5. Restrictions on Stock Issued to Employee. No Stock issued to Employee hereunder shall be sold, transferred by gift, pledged (other than pursuant to the Promissory Note), hypothecated, or otherwise transferred or disposed of by Employee prior to January 1, 2002; provided, however, that such restriction shall terminate entirely upon the occurrence of a Change in Control before January 1, 2002.

     In addition, the Stock issued to Employee hereunder shall be subject to a repurchase option in favor of the Company (the "Repurchase Option"). The Repurchase Option shall be subject to the following terms and conditions. The Company may repurchase from Employee, or any person receiving the Stock by operation of law or other involuntary transfer, all (and not less than all) of the Stock issued to Employee hereunder for the aggregate purchase price of $1,000 if the Employee incurs a Voluntary Termination or a Termination for Cause (each defined in Section 5 of the Employment Agreement) before January 1, 2002. The Repurchase Option shall terminate entirely upon the occurrence of a Change in Control before January 1, 2002.

     The Repurchase Option shall be subject to the foregoing terms and conditions, and shall be exercised by written notice by the Company to Employee or her executor, at the Company's option, (i) by delivery to the Employee or her executor of such notice, along with a check in the amount of $1,000 for the Stock being repurchased, or (ii) in the event the Employee is indebted to the Company, by the Company's cancellation of an amount of such indebtedness equal to $1,000 for the Stock being repurchased, or (iii) by a combination of (i) and
(ii) so that the combined payment and cancellation of indebtedness equals $1,000. Upon delivery by the Company of such notice and payment of $1,000 in any of the ways described above, the Company shall become the legal and beneficial owner of the Stock being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name all 800,000 shares of the Stock being repurchased by the Company, without further action by Employee. The Repurchase Option may be assigned by the Company in its sole discretion to any third party.

     If, before January 1, 2002, there is any stock dividend or liquidating dividend of cash and/or property, stock split, or other change in the character or amount of any of the outstanding securities of the Company, or there is any consolidation, merger or sale of all, or substantially all, of the assets of the Company, then, in such event, any and all new, substituted or additional securities or other property to which Employee is entitled by reason of Employee's ownership of the Stock shall be immediately subject to the Company's Repurchase Option.

     Any attempt to transfer Stock in violation of this Section 5 shall be null and void and shall be disregarded by the Company.

     6. Stock Assignment. To insure that the Stock will be available for delivery upon exercise of the Company's Repurchase Option, Employee agrees, immediately upon receipt of the certificate(s) for the Stock, to deliver to and deposit with the Secretary or Assistant Secretary of the Company, or their designee ("Escrow Agent"), as escrow agent in this transaction, a Stock Assignment duly endorsed by Employee and, if required for transfer, Employee's spouse (with the date and number of shares blank) substantially in the form of Exhibit C attached hereto, together with the certificate(s) evidencing the
---------
Stock. If the Employee incurs a Voluntary Termination or a Termination for Cause before January 1, 2002 and the Company elects to exercise its Repurchase Option pursuant to paragraph 5 above, the Employee authorizes the Escrow Agent to date and fill in the number of shares of Stock (800,000) on the Stock Assignment, in which event all 800,000 shares of the Stock shall be automatically transferred to the Company, without further action by Employee, and the Company shall become the legal and beneficial owner of said Stock and all rights and interest therein or related thereto. Except upon the Company exercising its Repurchase Option, the Escrow Agent shall not transfer the Stock to the Company. Employee hereby acknowledges that the appointment of the Secretary or Assistant Secretary of the Company (or their designee) as the Escrow Agent hereunder with the stated authorities is a material inducement to the Company to make this Agreement and that such appointment is coupled with an interest and is accordingly irrevocable. Employee agrees that the Escrow Agent shall not be liable to any party hereto (or to any other party) for any actions or omissions unless the Escrow Agent is negligent relative thereto. The Escrow Agent may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time.

     7. Stock Transfers in Violation of the Agreement. The Company shall not be required to (i) transfer on its books any Shares which have been sold or transferred in violation of any of the provisions set forth in this Agreement or
(ii) treat as owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares have been so transferred.

     8. Rights and Privileges of a Shareholder of the Company. Subject to the terms and conditions of this Agreement (including, without limitation, the provisions of Sections 5, 6, and 7 above), Employee shall, during the term of this Agreement, exercise all rights and privileges of a shareholder of the Company with respect to the Shares.

     9. Legend. All certificates for shares of the Stock shall bear the following legend:

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS PROVIDED IN THAT CERTAIN RESTRICTED STOCK AGREEMENT DATED APRIL 17, 2001 BETWEEN TENFOLD CORPORATION AND NANCY M. HARVEY, INCLUDING A RESTICTION ON THE SALE OR TRANSFER OF THE SHARES AND A REPURCHASE OPTION PRIOR TO JANUARY 1, 2002.

     10. Consent of Spouse. Employee agrees to use her best efforts to cause her spouse to execute a Consent of Spouse in substantially in the form of Exhibit D hereto appointing Employee as his attorney-in-fact with respect to the
---------
exercise of any rights of the Agreement insofar as Employee's spouse may have any rights under laws relating to marital property in effect in the state of his residence as of the date of the signing of the Agreement.

     11. Further Assurances. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

     12. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or delivery by express courier, or four days after deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at its address hereinafter shown below its signature or at such other address as such party may designate by ten days' advance written notice to the other party hereto.

     13. Delaware Law. This Agreement shall be governed by the laws of the State of Delaware and interpreted and determined in accordance with the laws of the State of Delaware, as such laws are applied by Delaware courts to contracts made and to be performed entirely in Delaware by residents of that state.

     14. Section 83(b) Election. Employee hereby represents that she understands (a) the contents and requirements of the 83(b) Election, (b) the application of Section 83(b) to the transfer of the Stock to Employee pursuant to this Agreement, (c) the nature of the election to be made by Employee under
Section 83(b), and (d) the effect and requirements of the 83(b) Election under relevant state and local tax laws. Employee further represents that if she makes the 83(b) Election with respect to the Stock issued hereunder, she will file a copy of such election with her federal tax return for the calendar year in which the date of this Agreement falls. Employee covenants to inform the Company of any change in Employee's state of residency.

     15. NO EMPLOYMENT RIGHTS. THIS AGREEMENT SHALL NOT CONFER UPON EMPLOYEE ANY RIGHT WITH RESPECT TO CONTINUATION OF HER EMPLOYMENT WITH THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH THE RIGHT AND OBLIGATIONS OF EMPLOYEE OR THE COMPANY UNDER THE EMPLOYMENT AGREEMENT.

     16. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns. No rights under this Agreement shall be assignable by Employee, either voluntarily or by operation of law, except where such assignment is required by law or expressly authorized by the terms of the Agreement. The restrictions on transfer herein set forth shall be binding upon the Employee, her heirs, executors, administrators, successors and assigns.

     17. Entire Agreement. This Agreement, together with the Exhibits hereto, the Plan and the Employment Agreement, constitutes the entire, final and exclusive statement of the agreement of the parties with respect to the subject matter hereof. The terms of this Agreement supersede all prior written and oral understandings with respect to the subject matter hereof and may not be contradicted by evidence of any prior or contemporaneous agreement. The parties further intend that this Agreement shall constitute the complete and exclusive statement of its terms and that no extrinsic evidence whatsoever to the contrary may be introduced in any judicial, administrative, or other legal proceeding involving this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

EMPLOYEE: Nancy M. Harvey                COMPANY:  TenFold Corporation


Signature: __________________________    By:___________________________________
                                         Its:__________________________________
Address:                                 Address:

                                         TenFold Corporation
Nancy M. Harvey                          Attn: General Counsel
714 South Garfield                       180 West Election Road, Suite 10
Hinsdale, Illinois 60521                 Draper, Utah 84020

                                   EXHIBIT A

                   ELECTION PURSUANT TO SECTION 83(b) OF THE
                     INTERNAL REVENUE CODE WITH RESPECT TO
                      PROPERTY TRANSFERRED IN CONNECTION
                       WITH THE PERFORMANCE OF SERVICES
                       --------------------------------

             The undersigned taxpayer hereby makes the election, authorized by
Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder, with respect to shares of common stock of TenFold Corporation, a Delaware corporation, (the "Company") described below acquired by the taxpayer on the date shown below. To the extent permitted, this election shall also serve as an election under analogous state law. As required by the Treasury Regulations under Section 83(b), the taxpayer supplies herewith the following information:

     1.   The taxpayer's name and address are:

                    Name:    Nancy M. Harvey

                    Address: 714 South Garfield
                             Hinsdale, Illinois 60521


     2.   The taxpayer's spouse's name and address are:

                    Name:    Jeffrey A. Harvey

                    Address: 714 South Garfield
                             Hinsdale, Illinois 60521


     3.   The taxpayer's identification number is

                         ________-________-________

     4.   The taxpayer's spouse's identification number is

                         ________-________-________

     5. The property with respect to which this election is made consists of 800,000 shares of common stock of the Company.

     6. The date on which the above-described property was transferred to the taxpayer was April 17, 2001, and this election applies to the taxpayer's 2001 tax year.

     7. As of the date of transfer, the property was subject to the following substantial risk of forfeiture:

          In the event of a termination of employment before January 1, 2002, the Company would repurchase the stock for $1,000.

     8. The fair market value of the property at the time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) was $0.35 (thirty-five cents) per share, for a total value of $280,000.

     9. The taxpayer paid no cash consideration for the property, but has performed services in connection with the transfer of the property.

     10. A copy of this election has been furnished to the Company, and a copy of this election will be attached to the taxpayer's federal income tax return for the year to which this election relates.

     11. The undersigned taxpayer is the person performing the services in connection with the transfer of the property and understands that the foregoing election may not be revoked except with the consent of the Commissioner of the Internal Revenue Service.


Date: _________________________    _____________________________________

                                   Nancy M. Harvey, Taxpayer

The undersigned spouse of taxpayer joins in this election.


Date: _________________________    _____________________________________

                                   Name: Jeffrey A. Harvey

                                   EXHIBIT B
                 PROMISSORY NOTE AND SECURITY PLEDGE AGREEMENT


CREDITOR:      TenFold Corporation (the "Company")

BORROWER:      Nancy M. Harvey (the "Borrower")

--------------------------------------------------------------------------------------------------------------
     *ANNUAL             *FINANCE               AMOUNT                TOTAL OF             TOTAL SALES
    PERCENTAGE           CHARGE*               FINANCED               PAYMENTS                PRICE
      RATE*
--------------------------------------------------------------------------------------------------------------
                                                                  The amount the        The total cost of
                                                                Borrower will have        my purchase on
 The cost of my      The dollar amount      The amount of      paid after making all    credit, including
   credit as a        the credit will     credit provided to   payments as scheduled    down payment of $0
   yearly rate            cost me                 me
--------------------------------------------------------------------------------------------------------------
      4.25%               $9,116              $140,000                $149,116               $149,116
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 PAYMENT SCHEDULE will be:
--------------------------------------------------------------------------------------------------------------
     NUMBER OF PAYMENTS                   AMOUNT OF EACH PAYMENT                        WHEN PAYMENTS ARE
                                                                                               DUE
--------------------------------------------------------------------------------------------------------------
            One                                  $149,116                               October 17, 2002
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
 Security:  The Borrower is executing this promissory note and security pledge agreement (this "Note")
 giving as security the 800,000 shares of stock transferred to Borrower pursuant to that certain
 Restricted Stock Agreement dated April 17, 2001 between the Company and Borrower (the "Pledged Shares").
 In the event Borrower defaults on the Note as described in Section 2, and the security is insufficient to satisfy the full amount due, the Company may satisfy no more than thirty five percent (35%) of the balance due under the Note by proceeding against the Borrower's personal assets.

 Demand Feature:  This note has no demand feature, but can be accelerated at the Company's option on certain events.

 Prepayment:  There is no prepayment penalty if the Borrower makes any payment before it is due, including the complete loan payoff.

 Late Payments and Rebates:  There is no late payment penalty, but late payment can accelerate the loan.
 There is no rebate of accrued interest for refinancing or prepayment except that prepayment will stop the continued accrual of interest.

          For information on nonpayment, default, and acceleration, see the remainder of this Note.
--------------------------------------------------------------------------------------------------------------

 Itemization of the Amount Financed of $140,000

 $49,140  Amount given to you directly

 $90,860  Amount paid to others on your behalf


 1. PROMISE TO PAY. The Borrower hereby unconditionally promises to pay the Company, at the Company's principal office in Draper, Utah or at such other place as the Company may designate in writing, in lawful money of the United States of America and in immediately available funds or other medium accepted in writing by the Company, the Amount Financed, together with interest accrued from

May 17, 2001 on the unpaid principal at the Annual Percentage Rate compounded annually. The Number of Payments, Amount of Each Payment and When Payments are Due are set forth above.

2. EVENTS OF DEFAULT. Any of the following events shall constitute an "Event of Default" hereunder:

 . any scheduled payment of interest or principal is not made when due and payable as set forth in the Payment Schedule;

 .  breach of any material condition of the Company's 1993 Flexible Stock
   Incentive Plan (the "Plan") or this Note; and

 . the insolvency of the Borrower, the commission of an act of bankruptcy by the Borrower, the execution by the Borrower of a general assignment for the benefit of creditors, or the filing by or against the Borrower of a petition in bankruptcy or a petition for relief under the provisions of the federal bankruptcy act or another state or federal law for the relief of debtors and the continuation of such petition without dismissal for a period of 90 days or more.

3. APPLICATION OF PAYMENTS. All payments on this Note shall be applied first to interest and then to principal.

4. WAIVERS AND FEES. The Borrower hereby waives presentment, protest and notice of protest, demand for payment, notice of dishonor and all other notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note. All other waivers related to this Note must be made in writing. The Company shall be entitled to recover, and the Borrower agrees to pay when incurred, all costs and expenses of collection and enforcement of this Note, including, without limitation, reasonable attorneys' fees, and expenses incurred at trial, on appeal, or whether or not any legal proceedings are commenced.

5. PLEDGE AGREEMENT. In consideration of the Amount Financed by the Company for the Borrower, receipt and sufficiency of which are acknowledged, the Borrower grants a security interest to the Company in the Pledged Shares as security for the full and timely payment of this Note. The Borrower shall, upon execution of this Note, deliver all certificates representing the Pledged Stock together with a stock power exercised in blank by maker and maker's spouse with respect to such stock certificates to the Chief Financial Officer of the Company to be held in escrow until full satisfaction of maker's obligations hereunder between the Company and the Borrower with the authority to take all such actions and to effectuate all such transfers and/or releases as may be necessary or appropriate to accomplish the objectives of this Note. In the event of any default in the payment of this Note the Company shall have and may exercise any and all remedies of a secured party under the laws of the State of California, and any other remedies available at law or in equity, with respect to the Pledged Stock. Borrower appoints the Company her attorney-in-fact to arrange for the transfer of the Pledged Shares on the books of the issuer to the name of the Company. The Company shall hold the Pledged Shares as security for repayment of the Loan, and shall not encumber or dispose of the Pledged Shares except in accordance with this Note. If any of the Pledged Shares are held in escrow, the escrow agent will be bound by the terms of this Note and the Company will retain all its rights under this Note with respect to Pledged Shares.

6. DIVIDENDS AND VOTING RIGHTS. All dividends and other amounts received by the Company as a result of the Borrower's record ownership of the Pledged Shares shall be applied to the payment of the principal and interest on this Note. The Borrower shall have the right to vote the Pledged Shares unless the Borrower is in default.

7. ADJUSTMENTS, WARRANTS AND RIGHTS. In the event that, during the term of this pledge, any share dividend, reclassification, readjustment, or other change is declared or made in the capital structure of the company that issued the Pledged Shares, new, substituted, and additional securities issued by reason of any change shall be held by the Company in the same manner as the Pledged Shares. Subscription warrants or any other rights or options issued in connection with the Pledged Shares shall be immediately assigned by the Company to the Borrower, and if exercised, acquired securities shall be immediately assigned to the Company to be held in the same manner as the Pledged Shares.

8. PAYMENT OF THIS NOTE. On final payment of the Amount Financed and all interest due, the Company shall transfer to the Borrower all of the Pledged Share certificates and all rights received by the Company as a result of this Note. Any shares placed in escrow may remain subject to escrow, but will not be subject to this Note after final payment of this Note.

9. REMEDIES. Upon the occurrence and during the continuance of any Event of Default, the Company shall have the right to declare this Note immediately due and payable without notice or demand. Such right shall be in addition to the rights and remedies provided in the California Commercial Code (as now or hereafter in effect), including (without limitation) the power to dispose of the Pledged Shares by public or private sale or to accept the Pledged Shares in payment of this Note. In the event that proceeds do not satisfy the Borrower's obligation under this Note, the Borrower shall remain personally liable for thirty five percent (35%) of the deficiency. No remedy conferred upon the Company hereunder shall be exclusive of any other remedy herein, and all such remedies shall be cumulative.

10. CONSTRUCTION AND SEVERABILITY. This Note shall be governed by, and construed, enforced and interpreted in accordance with, the laws of the State of California. If any provision of this Note is held invalid under applicable law, then such provision shall be ineffective only to the extent of such invalidity, and neither the remainder of such provision nor any other provision of this Note shall be affected.


IN WITNESS WHEREOF, this Note has been executed by the Borrower and the Company as of May 17, 2001.

--------------------------------------------------------------------------------
Signature of Company's Agent                   Signature of Borrower

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Title                                          Borrowers Address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   EXHIBIT C

                               STOCK ASSIGNMENT

     FOR VALUE RECEIVED, Nancy M. Harvey hereby sells, assigns and transfers unto TenFold Corporation, a Delaware corporation ("TenFold"), 800,000 shares of the Common Stock of TenFold Corporation, standing in her name on the books of TenFold, represented by Certificate No. ______________ herewith, and does hereby irrevocably constitute and appoint the Secretary or Assistant Secretary of the Company, or their designee ("Escrow Agent"), as escrow agent in this transaction, to transfer the said stock in the books of the within named Corporation with full power of substitution in the premises.

     DATED:_________


                                        ________________________________
                                        (Signature)


                                        ________________________________
                                        (Printed Name)

                                   EXHIBIT D

                               CONSENT OF SPOUSE

     I, Jeffrey A. Harvey, the spouse of Nancy M. Harvey, have read and approved the foregoing Restricted Stock Bonus Agreement. In consideration of the transfer to my spouse of shares of TenFold Corporation as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact with respect to the exercise of any rights of the Agreement insofar as I may have any rights under relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement, including the exhibits thereto.

Dated: _______, 2001        By: ________________________
                            Name: Jeffrey A. Harvey